SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 26, 2010

BIOPHARM ASIA, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Agriculture Development Park Daquan Village, Tonghua County, Jilin Province, P.R. China (Address of principal executive offices)	134115 (Zip Code)

011-86-435-5211803
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2010, Yunlu Yin and Xiqiang Guo resigned as directors of BioPharm Asia, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARM ASIA, INC.

Dated: May 3, 2010	By:	/s/ Wenzhong Qin
Wenzhong Qin Chief Financial Officer